UNITED STATES
         SECURITIES AND EXCHANGE COMMISSION
                  Washington, D.C. 20549

                         *****

                       FORM 8-K

                    CURRENT REPORT
        PURSUANT TO SECTION 13 OR 15(d) OF THE
            SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of Earliest Event Reported):

                   October 8, 2002


                  Crompton Corporation
(Exact Name of Registrant as Specified in its Charter)


Delaware                   0-30270             52-2183153
(State or other    (Commission File Number)   (IRS Employer
 Jurisdiction                                  Identification
 of Incorporation)                             Number)



One American Lane, Greenwich, Connecticut       06831-2559
(Address of Principal Executive Offices)        (Zip Code)


                       (203) 552-2000
    (Registrant's Telephone Number, Including Area Code)



Item 5.  Other Events and Regulation FD Disclosure.

Crompton Corporation announced today that it is cooperating with U.S. and European Union authorities concerning an investigation into allegations of collusive dealings in the rubber chemicals industry. A copy of a press release concerning the investigation is attached as an exhibit hereto and is incorporated by reference herein.



Item 7.  Financial Statements and Exhibits.

     (a)  Financial statements of businesses acquired.

          - Not Applicable

     (b)  Pro forma financial information.

          B Not Applicable.

     (c)  Exhibits.

          Exhibit Number           Exhibit Description

            99.1                      Press Release


                         SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned duly authorized.

                                   Crompton Corporation
                                        (Registrant)

                                   By:   /s/Barry J. Shainman
                                   Name:    Barry J. Shainman
                                   Title:   Secretary

Date:     October 8, 2002



Exhibit Index

  Exhibit Number           Exhibit Description

      99.1                 Press Release Dated October 8, 2002